SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2010

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)                                 On April 7, 2010, the Board of Directors of Waddell & Reed Financial, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (as amended and restated, the “Restated Bylaws”) revising Article IV to add a Marketing Committee and an Investment Committee as new standing committees of the Board, which are reflected in new Sections 5 and 6 of Article IV, respectively.  The first sentence of Section 7 of Article IV was also amended to include references to the Marketing and Investment Committees.  The Restated Bylaws are effective immediately.

The above summary of the revisions to Article IV of the Company’s bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached to this report as Exhibit 3.1 and incorporated by reference herein.

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 7, 2010, the Company held its 2010 Annual Meeting of Stockholders.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on February 26, 2010.  The results of the stockholder vote are as follows:

Proposal 1 — Election of Directors

The following individuals were elected to serve as Class III directors to hold office until the 2013 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Non-Votes

Henry J. Herrmann	49,089,700	28,616,011	3,225,602
James M. Raines	45,490,080	32,215,631	3,225,602
William L. Rogers	45,445,984	32,259,727	3,225,602

Proposal 2 — Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2010

The stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2010 fiscal year.

For	Against	Abstain

78,815,093	2,032,927	83,293

Proposal 3 — Stockholder Proposal Recommending That The Board Adopt A Policy Requiring An Advisory Vote on Executive Compensation

The stockholders did not approve the stockholder proposal recommending that the Board of Directors adopt a policy requiring an advisory vote on executive compensation.

For	Against	Abstain	Non-Votes

32,003,590	43,681,524	2,020,597	3,225,602

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

3.1                               Amended and Restated Bylaws of Waddell & Reed Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 8, 2010	By:	/s/ Daniel P. Connealy
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Waddell & Reed Financial, Inc.